Exhibit 99.2a


                                  SCHEDULE 13G


ISSUER: Encore Acquisition Company                          CUSIP NO.: 29255W100


                                  EXHIBIT 2(a)

ITEM 2.  IDENTITY AND BACKGROUND.

         This statement is being filed by J.P. Morgan Partners (SBIC), LLC (formerly known as Chase Venture Capital Associates, LLC), a Delaware limited liability company (hereinafter referred to as "JPMP (SBIC)"), whose principal business office is located at 1221 Avenue of the Americas, New York, New York 10020. JPMP (SBIC) is engaged in the venture capital and leveraged buyout business. Set forth in Schedule A hereto and incorporated herein by reference are the names, business addresses, occupations and employments of each executive officer and director of JPMP (SBIC).

         JPMP  (SBIC)  is a wholly  owned  subsidiary  of J.P.  Morgan  Partners
(BHCA), L.P. (formerly known as Chase Equity Associates, L.P.), a Delaware limited partnership (hereinafter referred to as "JPMP (BHCA)"), whose principal business office is located at the same address as JPMP (SBIC). JPMP (BHCA) is also engaged in the venture capital and leveraged buyout business. The general partner of JPMP (BHCA) is JPMP Master Fund Manager, L.P. (formerly known as Chase Capital Partners, a New York general partnership), a Delaware limited partnership (hereinafter referred to as "JPMP Master Fund"), whose principal business office is located at the same address as JPMP (SBIC), and is also directly or indirectly (through affiliates) engaged in the venture capital and leveraged buyout business. The general partner of JPMP Master Fund is JPMP Capital Corp. (formerly known as Chase Capital Corporation), a New York corporation (hereinafter referred to as "JPMP Capital Corp."), whose principal business office is located at the same address as JPMP (SBIC), and is also engaged in the venture capital and leveraged buyout business. Set forth in Schedule B hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JPMP Capital Corp.

         JPMP Capital Corp. is a wholly owned subsidiary of J.P. Morgan Chase & Co. (formerly known as The Chase Manhattan Corporation), a Delaware corporation (hereinafter referred to as "JP Morgan Chase") which is engaged (primarily through subsidiaries) in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. Set forth in Schedule C hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JP Morgan Chase.







SEC 1745 (3-98)

                                  SCHEDULE 13G


ISSUER: Encore Acquisition Company                          CUSIP NO.: 29255W100


                                                                      SCHEDULE A

                        J.P. MORGAN PARTNERS (SBIC), LLC


                             EXECUTIVE OFFICERS(1)
                             ---------------------

President                                                 Jeffrey C. Walker*
Executive Vice President                                  Mitchell J. Blutt, M.D.*
Executive Vice President                                  Arnold L. Chavkin*
Executive Vice President                                  John M.B. O'Connor*
Managing Director                                         Dr. Dana Beth Ardi
Managing Director                                         Christopher C. Behrens*
Managing Director                                         Julie Casella-Esposito*
Managing Director                                         Rodney A. Ferguson*
Managing Director                                         Cornell P. French*
Managing Director                                         Michael R. Hannon*
Managing Director                                         Alfredo Irigoin*
Managing Director                                         Andrew Kahn*
Managing Director                                         Jonathan R. Lynch*
Managing Director                                         Stephen P. Murray*
Managing Director                                         Timothy Purcell*
Managing Director                                         Faith Rosenfeld*
Managing Director                                         Shahan D. Soghikian*
Managing Director                                         Timothy J. Walsh*
Managing Director                                         Richard D. Waters, Jr.*
Managing Director                                         Damion E. Wicker, M.D.*
Managing Director                                         Eric R. Wilkinson*
Senior Vice President and Assistant Secretary             James Hutter*
Senior Vice President and Assistant Secretary             Mounir Nahas*
Senior Vice President, Treasurer and Assistant Secretary  Elisa R. Stein*
Vice President and Assistant Secretary                    Richard Madsen*
Vice President and Assistant Secretary                    Puneet Gulati*
Vice President and Assistant Secretary                    Thomas Szymoniak*
Vice President and Assistant Secretary                    Scott Kraemer*
Secretary                                                 Anthony J. Horan**
Assistant Secretary                                       Robert C. Caroll**
Assistant Secretary                                       Denise G. Connors**
Assistant Secretary                                       Euisun Lisa Lee**
Assistant Secretary                                       Timothy Samson**





----------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.



SEC 1745 (3-98)

                                  SCHEDULE 13G


ISSUER: Encore Acquisition Company                          CUSIP NO.: 29255W100



                                  DIRECTORS(1)


                               Jeffrey C. Walker*












----------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.



SEC 1745 (3-98)

                                  SCHEDULE 13G


ISSUER: Encore Acquisition Company                          CUSIP NO.: 29255W100


                                                                      SCHEDULE B

                               JPMP CAPITAL CORP.

                             EXECUTIVE OFFICERS(1)

President                                                 Jeffrey C. Walker*
Executive Vice President                                  Mitchell J. Blutt, M.D.*
Executive Vice President                                  Arnold L. Chavkin*
Executive Vice President                                  John M.B. O'Connor*
Managing Director                                         Dr. Dana Beth Ardi
Managing Director                                         Christopher C. Behrens*
Managing Director                                         Julie Casella-Esposito*
Managing Director                                         Rodney A. Ferguson*
Managing Director                                         Cornell P. French*
Managing Director                                         Michael R. Hannon*
Managing Director                                         Alfredo Irigoin*
Managing Director                                         Andrew Kahn*
Managing Director                                         Jonathan R. Lynch*
Managing Director                                         Stephen P. Murray*
Managing Director                                         Timothy Purcell*
Managing Director                                         Faith Rosenfeld*
Managing Director                                         Shahan D. Soghikian*
Managing Director                                         Timothy J. Walsh*
Managing Director                                         Richard D. Waters, Jr.*
Managing Director                                         Damion E. Wicker, M.D.*
Managing Director                                         Eric R. Wilkinson*
Senior Vice President and Assistant Secretary             James Hutter*
Senior Vice President and Assistant Secretary             Mounir Nahas*
Senior Vice President, Treasurer and Assistant Secretary  Elisa R. Stein*
Vice President and Assistant Secretary                    Richard Madsen*
Vice President and Assistant Secretary                    Puneet Gulati*
Vice President and Assistant Secretary                    Thomas Szymoniak*
Vice President and Assistant Secretary                    Scott Kraemer*
Secretary                                                 Anthony J. Horan**
Assistant Secretary                                       Robert C. Caroll**
Assistant Secretary                                       Denise G. Connors**
Assistant Secretary                                       Euisun Lisa Lee**
Assistant Secretary                                       Timothy Samson**




----------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.



SEC 1745 (3-98)

                                  SCHEDULE 13G


ISSUER: Encore Acquisition Company                          CUSIP NO.: 29255W100



                                  DIRECTORS(1)

                              William B. Harrison**
                               Jeffrey C. Walker*









----------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.



SEC 1745 (3-98)

                                  SCHEDULE 13G


ISSUER: Encore Acquisition Company                          CUSIP NO.: 29255W100


                                                                       EXHIBIT C

                             J.P. MORGAN CHASE & CO.

                              EXECUTIVE OFFICERS(1)

Chairman of the Board and Chief Executive Officer                    William B. Harrison Jr.*
Vice Chairman                                                        David A. Coulter*
Vice Chairman                                                        Walter A. Gubert*
Vice Chairman                                                        Thomas B. Ketchum*
Vice Chairman                                                        Donald H. Layton*
Vice Chairman                                                        James B. Lee Jr. *
Vice Chairman                                                        Jeffrey C. Walker**
Vice Chairman; Head of Finance, Risk Management and Administration   Marc J. Shapiro*
Executive Officer                                                    Steven D. Black*
Executive Officer                                                    Donald H. McCree III*
Executive Officer                                                    James I. Staley*
Executive Officer                                                    Don M. Wilson*
Executive Officer                                                    William T. Winters*
Executive Vice President; General Auditor                            William J. Moran*
Executive Vice President; Chief Financial Officer                    Dina Dublon*
Executive Vice President; Head of Market Risk Management             Lesley Daniels Webster*
Chief Credit Officer                                                 Robert S. Strong*
Managing Director                                                    Paul W. Brandow*
Managing Director; Corporate Treasurer                               David B. Edelson*
Managing Director; Head of Credit Risk Policy                        Suzanne Hammett*
Managing Director                                                    Louis M. Morrell*
Managing Director                                                    John Steinhardt*
Managing Director                                                    John Wilmet*
Managing Director                                                    Jorge V. Jasson*
General Counsel                                                      William H. McDavid*
Corporate Secretary                                                  Anthony James Horan*
Senior Vice President; Assistant General Counsel                     Ronald C. Mayer*
Senior Vice President; Chief Compliance Officer                      Gregory S. Meredith*
Director of Human Resources                                          John J. Farrell*
Director of Corporate Marketing and Communications                   Frederick W. Hill*
Controller                                                           Joseph L. Scalfani*
Assistant Corporate Secretary                                        James C. Berry*





----------
(1)  Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.



SEC 1745 (3-98)

                                  SCHEDULE 13G


ISSUER: Encore Acquisition Company                          CUSIP NO.: 29255W100

                                  DIRECTORS(1)

                              PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                         BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 Hans W. Becherer             Retired Chairman of the Board and
                              Chief Executive Officer
                              Deere & Company
                              One John Deere Place
                              Moline, IL 61265
--------------------------------------------------------------------------------
 Riley P. Bechtel             Chairman and Chief Executive Officer
                              Bechtel Group, Inc.
                              P.O. Box 193965
                              San Francisco, CA 94119-3965
--------------------------------------------------------------------------------
 Frank A. Bennack, Jr.        President and Chief Executive Officer
                              The Hearst Corporation
                              959 Eighth Avenue
                              New York, New York 10019
--------------------------------------------------------------------------------
 Lawrence A. Bossidy          Chairman of the Board
                              Honeywell International
                              P.O. Box 3000
                              Morristown, NJ 07962-2245
--------------------------------------------------------------------------------
 M. Anthony Burns             Chairman of the Board
                              Ryder System, Inc.
                              3600 N.W. 82nd Avenue
                              Miami, Florida 33166
--------------------------------------------------------------------------------
 H. Laurence Fuller           Retired Co-Chairman
                              BP Amoco p.l.c.
                              1111 Warrenville Road, Suite 25
                              Chicago, Illinois  60563
--------------------------------------------------------------------------------
 Ellen V. Futter              President and Trustee
                              American Museum of Natural History
                              Central Park West at 79th Street
                              New York, NY 10024
--------------------------------------------------------------------------------
 William H. Gray, III         President and Chief Executive Officer
                              The College Fund/UNCF
                              9860 Willow Oaks Corporate Drive
                              P.O. Box 10444 Fairfax, Virginia
                              22031
---------------------------   --------------------------------------------------
 William B. Harrison, Jr.     Chairman of the Board and Chief Executive Officer
                              J.P. Morgan Chase & Co.
                              270 Park Avenue, 8th Floor
                              New York, New York  10017-2070
--------------------------------------------------------------------------------
 Helene L. Kaplan             Of Counsel
                              Skadden, Arps, Slate, Meagher & Flom LLP
                              Four Times Square
                              New York, New York 10036
--------------------------------------------------------------------------------
 Lee R. Raymond               Chairman of the Board and Chief Executive Officer
                              Exxon Mobil Corporation
                              5959 Las Colinas Boulevard
                              Irving, TX 75039-2298
--------------------------------------------------------------------------------
 John R. Stafford             Chairman of the Board
                              American Home Products Corporation
                              5 Giralda Farms
                              Madison, New Jersey 07940
--------------------------------------------------------------------------------

----------
(1) Each of whom is a United States citizen.

SEC 1745 (3-98)

                                  SCHEDULE 13G


ISSUER: Encore Acquisition Company                          CUSIP NO.: 29255W100


                              PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                         BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 Lloyd D. Ward                Chief Executive Officer
                              U.S. Olympic Committee
                              One Olympic Plaza
                              Colorado Springs, CO 80909
--------------------------------------------------------------------------------















SEC 1745 (3-98)